UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2016

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

6500 North Mineral Drive, Suite 200

Coeur d'Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of Hecla Mining Company (“our,” “we,” or “Hecla”) held on May 19, 2016, our shareholders were asked to consider and vote upon the following five proposals: (1)  election of three nominees to our Board of Directors to hold office until the 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified; (2)  amendments to our Certificate of Incorporation and Bylaws to remove certain 80% supermajority voting provisions; (3) amendments to our Certificate of Incorporation and Bylaws to permit shareholders to call special meetings of shareholders under certain circumstances; (4) ratification of the Audit Committee’s appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; and (5) approval, on an advisory basis, of the compensation of our named executive officers.

On the record date of March 23, 2016, there were 380,842,223 shares of Hecla common stock issued and outstanding and entitled to vote at the Annual Meeting. The count of shares present at the meeting, in person or proxy, was 296,141,986, or 78% of the outstanding voting shares of Hecla. For each proposal, the results of shareholder voting were as follows:

Proposal 1.   Election of Three Director Nominees. The shareholders elected each of the director nominees proposed by our Board of Directors to serve until the 2019 Annual Meeting of Shareholders or until such nominee’s successor is duly elected and qualified. The following is a breakdown of the voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Ted Crumley	178,973,539	5,970,197	111,198,250
Terry V. Rogers	179,586,337	5,357,399	111,198,250
Charles B. Stanley	109,108,075	75,835,661	111,198,250

Proposal 2. Approval of Amendments to the Company’s Certificate of Incorporation and Bylaws to Remove Certain 80% Supermajority Voting Provisions. The following is a breakdown of the voting results on the amendments:

Votes For	Votes Against	Abstain	Broker Non-Votes
177,200,861	5,764,548	1,978,327	111,198,250

The affirmative vote by at least 80% of our outstanding shares of common stock eligible to vote was required for approval of Proposal 2. The proposal received the affirmative vote of only 47% of the outstanding shares, which was not enough for it to pass.

Proposal 3. Approval of Amendments to the Company’s Certificate of Incorporation and Bylaws to Permit Shareholders to Call Special Meetings of Shareholders under Certain Circumstances. The following is a breakdown of the voting results on the amendments:

Votes For	Votes Against	Abstain	Broker Non-Votes
179,810,956	4,235,483	897,297	111,198,250

The affirmative vote by at least 80% of our outstanding shares of common stock eligible to vote was required for approval of Proposal 3. The proposal received the affirmative vote of only 47% of the outstanding shares, which was not enough for it to pass.

Proposal 4. Ratification of the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm. Our shareholders ratified the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain
288,431,970	6,248,958	1,461,058

There were no broker non-votes with respect to Proposal 4.

Proposal 5.   Advisory Vote on Executive Compensation. Our shareholders approved the compensation of Hecla’s named executive officers. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
150,103,236	32,317,379	2,523,121	111,198,250

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel

Dated: May 20, 2016

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